UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 11, 2003


                      NORTHERN STATES FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    000-19300
                            (Commission File Number )


                 DELAWARE                               36-3449727
       (State or other Jurisdiction                  (I.R.S. Employer
            of Incorporation)                       Identification No.)


                             1601 NORTH LEWIS AVENUE
                                   P.O. BOX 39
                            WAUKEGAN, ILLINOIS 60085
                    (Address of Principal Executive Offices)


                                 (847) 244-6000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On September 11, 2003, Northern States Financial Corporation (the "Company") announced that it has signed a definitive Agreement and Plan of Merger to acquire Round Lake Bankcorp, Inc. under which the Company will acquire Round Lake Bankcorp, Inc. In addition, Round Lake Bankcorp, Inc.'s wholly-owned subsidiary, First State Bank of Round Lake, will be merged into Bank of Waukegan. The transaction is valued at $19.8 million and will be paid in cash. The transaction, which is subject to regulatory and Round Lake Bankcorp, Inc. stockholder approval, is expected to close in late 2003 or early 2004. A copy of the press release relating to the Company's announcement is attached hereto as
Exhibit 99.1, and incorporated herein by reference.

                          FORWARD-LOOKING INFORMATION
                          ---------------------------

         Statements contained in this news release that are not historical facts may constitute forward-looking statements (within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by the use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors that could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, difficulties or delays in completing the planned acquisition, changes from estimated purchase accounting adjustments, difficulties in achieving anticipated cost savings related to the operation of the acquired banking offices or higher than expected costs related to the transaction, unanticipated changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements.

ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Press Release dated September 11, 2003.

         Exhibit 99.2 Agreement and Plan of Merger by and between Northern States Financial Corporation and Round Lake Bankcorp, Inc. dated as of September 11, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                           NORTHERN STATES FINANCIAL CORPORATION

Date:  September 11, 2003                  By: /s/ Thomas M. Nemeth
                                               ---------------------------------
                                               Thomas M. Nemeth
                                               Vice President and Treasurer


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                                INDEX TO EXHIBITS

Exhibit
-------

99.1     Press release dated September 11, 2003.

99.2 Agreement and Plan of Merger by and between Northern States Financial Corporation and Round Lake Bankcorp, Inc. dated as of September 11, 2003.



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